UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

SPORTSTEK ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40062	85-4265519
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 S. Utica Place, Suite 450 Tulsa, OK 74114	74114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 957-1086
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SPTKU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	SPTK	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SPTKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 19, 2021, SportsTek Acquisition Corp. (the “Company”) completed (i) its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriter’s exercise of its over-allotment option in full, at an offering price of $10.00 per Unit and (ii) private placements (collectively “the “Private Placement”) of an aggregate of 5,950,000 warrants, which were purchased by JTJT Partners LLC and certain directors and advisors of the Company at a price of $1.00 per warrant (the “Private Placement”).  The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, totaling $172,500,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account with Continental Stock Transfer & Trust Company established for the benefit of the Company’s public stockholders and the underwriters of the IPO.  Except for the withdrawal of interest earned on the Offering Proceeds in the trust account to fund the Company’s franchise and income taxes, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Company’s second amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the completion of the Company’s initial business combination or the redemption by the Company of 100% of the outstanding shares of Class A common stock issued by the Company in the IPO if the Company does not consummate an initial business combination within 24 months after the closing of the IPO.

An audited balance sheet as of February 19, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2021
SPORTSTEK ACQUISITION CORP.

	By:	/s/ Timothy W. Clark
	Name:	Timothy W. Clark
	Title:	Chief Financial Officer and
Chief Operating Officer